____________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ____________________________________

                                   __________
                                    FORM 8-K
                                   __________


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                          Date of Report: June 29, 2001
                        (Date of earliest event reported)




                         SWIFT TRANSPORTATION CO., INC.
             (Exact name of registrant as specified in its charter)







      Nevada                           0-18605                      86-0666860
(State or other jurisdiction    (Commission File Number)        (I.R.S Employer
of incorporation)                                            Identification No.)



                             2200 South 75th Avenue
                             Phoenix, Arizona 85043
               (Address of principal executive offices) (Zip Code)


                                 (602) 269-9700
              (Registrant's telephone number, including area code)
              ____________________________________________________








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ITEM 2.  ACQUISITON OR DISPOSITION OF ASSETS

     At 5:00 p.m. Pacific Time on June 29, 2001, pursuant to a Merger Agreement dated December 11, 2000, among Swift Transportation Co., Inc., a Nevada corporation, Sun Merger, Inc., a Tennessee corporation and wholly owned subsidiary of Swift, and M.S. Carriers, Inc., a Tennessee corporation, Sun Merger merged with and into M.S. Carriers. As a result of the merger, M.S. Carriers became a wholly owned subsidiary of Swift. The merger followed the approval by both M.S. Carriers and Swift stockholders and the termination of the waiting periods mandated by the Hart-Scott-Rodino Antitrust Act of 1976, as amended.

     Prior to the merger, M.S. Carriers was the nation's sixth largest publicly traded truckload carrier, measured by revenue. M.S. Carriers had operating lanes concentrated between the central states and points in the Northeast and Southeast, and between points on the Eastern seaboard. Swift presently intends that M.S. Carriers will continue its business in substantially the same manner.

     Each share of common stock, par value $.01 per share, of M.S. Carriers issued and outstanding immediately prior to the merger was converted into 1.7 shares of common stock, par value $.001 per share, of Swift. Cash will be paid in lieu of fractional shares. The exchange ratio was determined through arm's length negotiation between representatives of Swift and M.S. Carriers. There was no material relationships between Swift and M.S. Carriers or any of its affiliates, directors or officers, or any associates of any such director or officer.

     Mellon Investor Services LLC has been retained by Swift to serve as the Exchange Agent. As soon as reasonably practicable, Swift will cause the Exchange Agent to mail or deliver a transmittal letter to each person who was a holder of record of M.S. Carriers common stock at the effective time of the merger. The transmittal letter will contain instructions for use in effecting the surrender of certificates formerly representing shares of M.S. Carriers common stock in exchange for the certificates representing shares of Swift common stock and cash in lieu of fractional shares that such holder has the right to receive.

     A copy of the press release issued by Swift on June 29, 2001, with respect to the effectiveness of the merger is attached as Exhibit 99 and is incorporated by this reference.

     The foregoing description of the Merger Agreement and merger does not purport to be complete and is qualified in its entirety by reference to the Registration Statement on Form S-4, as amended, of Swift (File No. 333-59250), and the Merger Agreement, filed as an exhibit to the registration statement, and such documents are incorporated by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial statements of businesses acquired:

         Previously reported

        (b) Pro forma financial information:

         Previously reported

        (c) Exhibits:

EXHIBIT NO.   DESCRIPTION

2 Merger Agreement dated December 11, 2000, among Swift Transportation Co., Inc., a Nevada corporation, Sun Merger, Inc., a Tennessee corporation and wholly owned subsidiary of Swift, and M.S. Carriers, Inc., a Tennessee corporation, filed as an Exhibit to the Registration Statement on Form S-4, as amended, of Swift (File No. 333-59250), and incorporated by this reference

99       Press release issued by Swift Transportation Co., Inc., dated June 29,
         2001


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  SWIFT TRANSPORTATION CO., INC.


                                                  /s/ Jerry C. Moyes
                                                  ----------------------------
                                                  Jerry C. Moyes
                                                  Chairman, President, and
                                                  Chief Executive Officer
                                                  Date:  July 6, 2001






































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

EXHIBIT INDEX

The following exhibits are filed herein:

EXHIBIT NO.          DESCRIPTION

2 Merger Agreement dated December 11, 2000, among Swift Transportation Co., Inc., a Nevada corporation, Sun Merger, Inc., a Tennessee corporation and wholly owned subsidiary of Swift, and M.S. Carriers, Inc., a Tennessee corporation, filed as an Exhibit to the Registration Statement on Form S-4, as amended, of Swift (File No. 333-59250), and incorporated by this reference

99       Press release issued by Swift Transportation Co., Inc., dated June 29,
         2001








































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